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                                                                  Exhibit 10(ff)


                                PLEDGE AGREEMENT


          This PLEDGE AGREEMENT, dated as of July 21, 1995, is made by THE ALPINE GROUP, INC., a Delaware corporation (the "Pledgor"), in favor of MARINE MIDLAND BANK, a New York banking corporation and trust company, trustee (the "Trustee") for the holders (the "Holders") of the Notes (as defined herein).


                                 R E C I T A L S

          The Pledgor and the Trustee have entered into an indenture dated as of July 15, 1995 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Indenture"), pursuant to which the Pledgor is issuing on the date hereof $153,000,000 in aggregate principal amount of its 12 1/4% Senior Secured Notes due 2003 (the "Notes"). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Indenture.

          The Pledgor is the legal and beneficial owner of the outstanding shares of Capital Stock set forth on Schedule I hereto (such Capital Stock, together with other shares of Capital Stock pledged hereunder, the "Pledged Stock") issued by the subsidiaries of the Pledgor named therein (such subsidiaries, together with any present or future direct subsidiaries of the Pledgor whose Capital Stock is pledged to the Trustee pursuant to the Indenture or this Agreement, the "Issuers").

          To secure its Indenture Obligations and in order to induce the Holders to purchase the Notes (together with its obligations hereunder, the "Obligations"), the Pledgor has agreed to (i) pledge to the Trustee for its benefit and the ratable benefit of the Holders, and grant to the Trustee for its benefit and the ratable benefit of the Holders, a security interest in the Collateral (as defined herein) and (ii) execute and deliver this Agreement in order to secure the payment and performance by the Pledgor of all the Obligations.

          NOW THEREFORE, in consideration of the premises, and in order to induce the Holders to purchase the Notes, the Pledgor hereby agrees with the Trustee for its benefit and the ratable benefit of the Holders as follows:

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          SECTION 1.  PLEDGE.

          The Pledgor hereby assigns and pledges to the Trustee for its benefit and for the ratable benefit of the Holders, and hereby grants to the Trustee for its benefit and for the ratable benefit of the Holders, a continuing first priority security interest in all of its right, title and interest in the following (collectively, the "Collateral"):

          (a) the Pledged Stock and the certificates representing the Pledged Stock and all income and profits there on, and all proceeds, dividends, cash, options, warrants, rights, subscriptions, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange or substitution for any or all of the Pledged Stock; and

          (b) all additional shares of Capital Stock of, and all securities convertible into, and all warrants, options or other rights to purchase, Capital Stock of, any Issuer from time to time acquired by the Pledgor in any manner, and the certificates representing any such additional shares (any such additional securities shall constitute part of the Pledged Stock under and as defined in this Agreement), and all income and profits thereon, and all proceeds, dividends, cash, options, warrants, rights, subscriptions, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange or substitution for any or all of such shares.

          SECTION 2. SECURITY FOR OBLIGATIONS. This Agreement secures the payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Indenture Obligations and would be owed by the Pledgor to the Holders under the Indenture and the Notes but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Pledgor.

          SECTION 3. DELIVERY OF COLLATERAL. All certificates or instruments representing or evidencing any and all of the Collateral shall be delivered to and held by or on behalf of the Trustee pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Trustee. The Trustee shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to or to register in the name of the Trustee or any of its nominees any or all of the Collateral, subject only to the revocable rights specified in Section 6(a). In addition, the Trustee shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for any of the certificate or instruments of smaller or larger denominations.

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          SECTION 4.  REPRESENTATIONS AND WARRANTIES.  The Pledgor represents and warrants as follows:

          (a) The execution, delivery and performance by the Pledgor of this Agreement are within the Pledgor's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Pledgor or of any agreement, judgment, injunction, order, decree or other instrument, binding upon the Pledgor or result in the creation or imposition of any Lien on any assets of the Pledgor, except for the security interests granted under this Agreement.

          (b) The Pledgor is, and at the time of delivery of any Collateral to the Trustee pursuant to Section 3 of this Agreement will be, the legal and beneficial owner of the Collateral, free and clear of any Lien or claims of any Person except for the lien and security interest created by this Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Trustee relating to this Agreement. The Pledgor has no trade names.

          (c) The Pledged Stock has been duly authorized and validly issued and is fully paid and non-assessable.

          (d) The Pledged Stock, consisting of Capital Stock of the respective Issuers identified in Schedule I annexed hereto, constitutes the percentage of the issued and outstanding shares of stock of such Issuers as set forth on such schedule.

          (e) This Agreement has been duly executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms, except as such enforceability may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or general principles of equity.

          (f) Upon the delivery to the Trustee of the Collateral and (as to certain proceeds thereof) the filing of Uniform Commercial Code (the "UCC") financing statements, the pledge of the Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Collateral, securing the payment of the Obligations for the benefit of the Trustee and the Holders, and enforceable as such against all creditors of the Pledgor and any persons purporting to purchase any of the Collateral from the Pledgor other than as permitted by the Indenture.

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          (g)  No litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the knowledge of the Pledgor, threatened by or against the Pledgor with respect to this Agreement or the transactions contemplated hereby.

          (h) No consent of any other Person and no consent, authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required either (i) for the pledge by the Pledgor of the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor, (ii) the perfection or maintenance of the pledge created hereby (including the first priority nature of such pledge) or (iii) for the exercise by the Trustee of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement.

          (i) The Pledgor does not directly own any other shares of Capital Stock of any Subsidiary of the Pledgor set forth on Schedule I annexed hereto other than the shares of Capital Stock described in such schedule.

          (j) Except with respect to this Agreement, the Pledged Stock is not subject to any stockholder agreement, voting trust agreement or other agreement that affects the voting or other rights of a holder of Pledged Stock, including the ability to transfer any of the Pledged Stock.

          (k) The chief place of business and chief executive office of the Pledgor and the office where the Pledgor keeps its records concerning the Collateral are located at 1790 Broadway, New York, New York 10019.

          (l) As of the date hereof, all information set forth herein relating to the Collateral is accurate and complete in all respects.

          SECTION 5. FURTHER ASSURANCES. (a) The Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver or cause to be executed and delivered all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Trustee may request, in order to perfect and protect the first priority of the Trustee's security interest in the Collateral, any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Trustee to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Pledgor will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Trustee may request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby.

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          (b)  The Pledgor hereby authorizes the Trustee to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Pledgor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

          (c) The Pledgor will furnish to the Trustee from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Trustee may reasonably request, all in reasonable detail.

          SECTION 6. VOTING RIGHTS; DIVIDENDS; ETC.. (a) So long as no Default or Event of Default shall have occurred and be continuing:

          (i) The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Stock or any part thereof for any purpose not inconsistent with the terms of this Agreement, the Indenture or the Notes; PROVIDED, HOWEVER, that the Pledgor shall not exercise or shall refrain from exercising any such right if such action would be inconsistent with or violate any provisions of this Agreement or the Indenture.

          (ii) The Pledgor shall be entitled to receive and retain any and all dividends paid in respect of the Collateral; PROVIDED, HOWEVER, that any and all

               (A) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Collateral,

               (B) dividends and other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

               (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Collateral shall be, and shall be forthwith delivered to the Trustee to hold as, Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Trustee, be segregated from the other property or funds of the Pledgor and be forthwith delivered to the Trustee as Collateral in the same form as so received (with any necessary endorsement).

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          (iii)     In order to permit the Pledgor to exercise the voting and
     other rights which it is entitled to exercise pursuant to Section 6(a)(i) above and to receive the dividends, distributions or principal payments which it is authorized to receive and retain pursuant to section 6(a)(ii) above, the Trustee shall, if necessary, upon written request of the Pledgor, from time to time execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies, dividend payment orders and other instruments as the Pledgor may reasonably request.

          (b) Upon the occurrence and during the continuance of a Default or an Event of Default;

          (i) Upon written notice from the Trustee to the Pledgor, all rights of the Pledgor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a)(i) above shall cease, and all such rights shall thereupon become vested in the Trustee which shall thereupon have the sole right to exercise such voting and other consensual rights; PROVIDED that, so long as the New Credit Agreement is in force and effect, with respect to the Pledged Stock of any Restricted Subsidiary, the Trustee will not have the right to vote such Pledged Stock (unless and until it acquires ownership of such Pledged Stock by lawful foreclosure of the lien created thereon under this Agreement) for the purpose of causing any Restricted Subsidiary's directors to place such Restricted Subsidiary into bankruptcy or causing new members of the board of directors of such Restricted Subsidiary to be elected specifically for such purpose.

          (ii) All rights of the Pledgor to receive the dividends and distributions which it would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii) above shall cease and all such rights shall thereupon become vested in the Trustee who shall thereupon have the sole right to receive and hold as Collateral such dividends and distributions.

          (iii) All dividends, distributions and interest payments that are received by the Pledgor contrary to the provisions of this Section 6 above shall be received in trust for the benefit of the Trustee and the Holders, shall be segregated from other property or funds of the Pledgor and shall be forthwith delivered to the Trustee as Collateral in the same form as so received (with any necessary endorsement).

          (c) In order to permit the Trustee to receive all dividends and other distributions to which it may be entitled under Section 6(a)(ii) or 6(b)(ii) above, or to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to Section 6(b)(i) above, the Pledgor shall, if necessary, upon written notice from the Trustee, from time to time execute and deliver (or cause to be executed and delivered) to the

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Trustee appropriate proxies, dividend payment orders and other instruments as the Trustee may reasonably request.

          SECTION 7. COVENANTS. The Pledgor covenants and agrees with the Trustee and the Holders from and after the date of this Agreement until the Obligations have been paid in full:

          (a) Except as permitted by the Indenture, the Pledgor will not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option or warrant with respect to, any of the Collateral, (ii) create or permit to exist any Lien upon or with respect to any of the Collateral, except for the pledge and security interest under this Agreement, or (iii) transfer or otherwise dispose of any Pledged Stock or any property or assets (other than transfers or dispositions in the ordinary course of business) of an Issuer to a Subsidiary, unless such Subsidiary is a Restricted Subsidiary and the Pledgor promptly (and in any event within five Business Days after such transfer or disposition) delivers to the Trustee a duly executed pledge amendment, in substantially the form of Exhibit A hereto (a "Pledge Amendment"), with respect to the Capital Stock of such Subsidiary owned by the Pledgor or a Subsidiary of the Pledgor. Each such Subsidiary shall, upon execution of such Pledge Amendment, be an "Issuer" hereunder. If a Subsidiary of the Pledgor owns any such pledged Capital Stock, such Subsidiary shall be a "Pledgor" hereunder.

          (b) The Pledgor agrees that it will not enter into any agreement or understanding that purports to or may restrict or inhibit the Trustee's rights or remedies hereunder, including, without limitation, the Trustee's right to sell or otherwise dispose of the Collateral.

          (c) The Pledgor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Collateral at the location specified in Section 4(k) or, upon 30 days' prior written notice to the Trustee, at such other location in a jurisdiction where all actions required by Section 5 shall have been taken with respect to the Collateral. The Pledgor will hold and preserve such records and will permit representatives of the Trustee at any time during normal business hours to inspect and make copies or abstracts from such records and chattel paper.

          (d) The Pledgor agrees that immediately upon becoming the beneficial owner of any additional shares of Capital Stock of any of the Issuers, it will pledge and deliver to the Trustee for its benefit and the ratable benefit of the Holders, a continuing first priority security interest in such shares (as well as duly executed instruments of transfer or assignments in blank, all in form and substance satisfactory to the Trustee). The Pledgor further agrees that it will promptly (and in any event

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                                        8


     within five Business Days after such acquisition) deliver to the Trustee, duly executed by the Pledgor, a Pledge Amendment with respect to the additional Collateral that is to be pledged pursuant to this Agreement.

          (e) The Pledgor will at all times be the sole beneficial owner of the Collateral.

          The Pledgor hereby authorizes the Trustee to attach each Pledge Amendment to this Agreement and agrees that any Capital Stock listed on the Pledge Amendment delivered to the Trustee shall for all purposes hereunder be considered "Pledged Stock" and "Collateral".

          SECTION 8. TRUSTEE APPOINTED ATTORNEY-IN-FACT. In addition to all of the powers granted to the Trustee pursuant to Article 6 of the Indenture, the Pledgor hereby irrevocably appoints the Trustee the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Trustee's discretion to take any action and to execute any instrument which the Trustee may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

          (a) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

          (b) to receive, indorse and collect any drafts or other instruments and documents, in connection with clause (a) above, and

          (c) to file any claims or take any action or institute any proceedings that the Trustee may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Trustee with respect to any of the Collateral.

          SECTION 9. TRUSTEE MAY PERFORM. If the Pledgor fails to perform any agreement contained herein, the Trustee may itself perform, or cause performance of, such agreement, and the expenses of the Trustee, including the fees and expenses of its counsel, incurred in connection therewith shall be payable by the Pledgor under Section 14 hereof.

          SECTION 10. SUBSEQUENT CHANGES AFFECTING COLLATERAL. The Pledgor represents to the Trustee and the Holders that the Pledgor has made its own arrangements for keeping informed of changes or potential changes affecting the Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights), and the Pledgor agrees that the Trustee and

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                                        9


the Holders shall have no responsibility or liability for informing the Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto. Except as not prohibited by the Indenture, the Pledgor covenants that it will not, without the prior written consent of the Trustee, vote to enable, or take any other action to permit, any Issuer to issue any Capital Stock or other securities or to sell or otherwise dispose of, or grant any option with respect to, any of the Collateral or create or permit to exist any Lien upon or with respect to any of the Collateral. The Pledgor will defend the right, title and interest of the Trustee and the Holders in and to the Collateral against the claims and demands of all Persons.

          SECTION 11. REMEDIES UPON DEFAULT. If any Event of Default shall have occurred and be continuing:

          (a) (i) The Trustee and the Holders may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in the State of New York at that time (the "Code"), and the Trustee may also in its sole discretion, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Trustee's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Trustee may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Collateral. Each purchaser at any such sale shall hold the property sold absolutely free from any claim, encumbrance or right on the part of the Pledgor, and the Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Trustee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Pledgor hereby waives any claims against the Trustee arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Trustee accepts the first offer received and does not offer such Collateral to more than one offeree.

               (ii) The Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and

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                                       10


     applicable state securities laws, the Trustee may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Trustee than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any private sale shall be deemed to have been made in a commercially reasonable manner and that the Trustee shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if the Pledgor would agree to do so.

          (b) If the Trustee determines to exercise its right to sell any or all of the Collateral, upon written request, the Pledgor shall and shall cause each issuer of any Pledged Stock to be sold hereunder from time to time to furnish to the Trustee all such information as the Trustee may request in order to determine the number of shares and other instruments included in the Collateral which may be sold by the Trustee as exempt transactions under the Securities Act and the rules of Securities and Exchange Commission thereunder, as the same are from time to time in effect.

          (c) The Trustee may exercise any and all rights and remedies of the Pledgor in respect of the Collateral, including, without limitation, any and all of the rights of the Pledgor to demand or otherwise require payment of any amount under, or performance of any provision of, the Indenture.

          (d) All payments received by the Pledgor in respect of the Collateral shall be received in trust for the benefit of the Trustee, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Trustee in the same form as so received (with any necessary endorsement).

          SECTION 12. REGISTRATION RIGHTS. If the Trustee shall determine to exercise its rights to sell all or any of the Pledged Stock pursuant to Section 11, the Pledgor agrees that, upon request of the Trustee, the Pledgor will, at its own expense, cause the applicable Issuer to:

          (i) Execute and deliver, and cause its directors and officers to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Trustee, advisable to register such Pledged Stock under the provisions of the Securities Act, to cause the

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                                       11


     registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished and to make all amendments and supplements thereto and to the related prospectus that, in the opinion of the Trustee, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto:

          (ii) Use its best efforts to cause the applicable Issuer to qualify the Pledged Stock under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Trustee.

          (iii) Cause each such Issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act.

          (iv) Provide the Trustee with such other information and projections as may be necessary or, in the opinion of the Trustee, advisable to enable the Trustee to effect the sale of such Collateral.

          (v) Do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

The Trustee is authorized, in connection with any sale of the Collateral pursuant to Section 11, to deliver or otherwise disclose to any prospective purchaser of the Collateral (i) any registration statement or prospectus, and all supplements and amendments thereto, prepared pursuant to clause (a) above,
(ii) any information provided to it pursuant to clause (d) above and (iii) any other information in its possession relating to the Collateral.

          SECTION 13. APPLICATION OF PROCEEDS. After and during the continuance of an Event of Default, any cash held by the Trustee as Collateral and all cash proceeds received by the Trustee (all such cash being "Proceeds") in respect of any sale of, collection from, or other realization upon all or any part of the Collateral pursuant to the exercise by the Trustee of its remedies as a secured creditor as provided in Section 11 of this Agreement shall be applied promptly from time to time by the Trustee as follows:

          FIRST, to the payment of the costs and expenses of such sale, collection or other realization, including reasonable compensation to the Trustee and its agents and counsel, and all expenses, liabilities and advances made or incurred by the Trustee in connection therewith;

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                                       12


          SECOND, to the payment of the Indenture Obligations in accordance with
     Section 506 of the Indenture;

          THIRD, to the payment of any other Obligations; and

          FOURTH, after payment in full of all Obligations, to the Pledgor, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such Proceeds.

          SECTION 14. EXPENSES. The Pledgor will upon demand pay to the Trustee the amount of any and all reasonable expenses, including the reasonable fees, expenses and disbursements of its counsel and of any experts and agents, which the Trustee may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Trustee or the Holders hereunder or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

          SECTION 15. SECURITY INTEREST ABSOLUTE. All rights of the Trustee and the Holders and security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of the Indenture or any other agreement or instrument relating thereto;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture;

          (c) any exchange, surrender, release or non-perfection of any Liens on any other collateral, or any release or amendment or waiver of or consent to departure from any guarantee, for all or any of the Obligations; or

          (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Obligations or of this Pledge Agreement.

          SECTION 16. AMENDMENTS, WAIVERS AND CONSENTS. Any amendment or waiver of any provision of this Agreement and any consent to any departure by the Pledgor from any provision of this Agreement shall be effective only if made or given in compliance with all of the terms and provisions of the Indenture and neither the Trustee nor any Holder shall be deemed, by any act, delay, indulgence, omission or otherwise, to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. Failure of the Trustee or any Holder to exercise, or delay in exercising, any right, power or privilege hereunder shall not operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Trustee or any Holder of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Trustee or such Holder would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

          SECTION 17. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in the form and manner, and delivered to each of the parties hereto at their respective addresses, as set forth or provided for in Section 106 of the Indenture.

          SECTION 18.  CONCERNING THE TRUSTEE.

          (a) Pursuant to Section 512 of the Indenture, the Holders shall have the right, by one or more instruments in writing executed and delivered to the Trustee, to direct the time, method and place of conducting any proceeding for any right or remedy available to the Trustee, or of exercising any trust or power conferred on the Trustee, or for the appointment of a receiver, or to direct the taking or the refraining from taking of any action authorized by this Agreement; PROVIDED that (i) such direction shall not conflict with the provisions of any law or of this Agreement or the Indenture, (ii) the Trustee shall be adequately secured and indemnified as provided in the Indenture and
(iii) such direction does not involve the Trustee in personal liability and is not unjustly prejudicial to the Holders not consenting. Nothing in this Section 18(a) shall impair the right of the Trustee in its discretion to take any action or omit to take any action which it deems proper and which is not inconsistent with such direction. The Trustee in its capacity as such or as Trustee shall have no duty to take or refrain from taking any action unless explicitly required herein.

          (b) The Trustee shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equivalent to that which the Trustee, in its individual capacity, accords its own similar property in similar situations, it being understood that neither the Trustee nor any Holder shall have responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Trustee has or is deemed to have knowledge of such matters, or (b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Pledged Stock) to preserve rights against any Person with respect to any Collateral.

          (c) The Trustee shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties herein, all of which are made solely by the Pledgor. The Trustee makes no representations as to the value or condition of the Collateral or any part thereof, or as to the title of the Pledgor thereto or as to the security afforded by this Agreement, or as to the validity, execution (except the Trustee's own execution), enforceability, legality or sufficiency of this Agreement, and the Trustee shall incur no liability or responsibility in respect of any such matters.

          (d) Notwithstanding any other provision of this Agreement, the Trustee shall not, in its individual capacity, be personally liable for any action taken or omitted to be taken by it in accordance with this Agreement except for its own gross negligence or willful misconduct.

          (e) The Trustee shall have the same rights with respect to any obligation secured hereunder held by it as any other secured party and may exercise such rights as though it were not the Trustee hereunder, and may accept deposits from, lend money to, and generally engage in any kind of banking or trust business with the Pledgor as if it were not the Trustee.

          (f) For purposes of this Agreement, in the performance of the duties and obligations hereunder the Trustee shall be entitled to the benefits of the terms and provisions of Article Six of the Indenture.

          SECTION 19. TERMINATION. Subject to Section 23, when all the Obligations have been indefeasibly paid in full, this Agreement shall terminate, and the Trustee shall, upon the written request and at the expense of the Pledgor, forthwith assign, transfer and deliver, against receipt and without recourse to the Trustee, such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof to or on the order of the Pledgor.

          SECTION 20. CONTINUING SECURITY INTEREST; TRANSFER OF NOTES. This Agreement shall create a continuing security interest in the Collateral and shall, unless otherwise provided in the Indenture or this Agreement, (a) remain in full force and effect until indefeasible payment in full of all Obligations,
(b) be binding upon the Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of the Trustee hereunder, to the benefit of the Trustee, the Holders and each of their respective successors, transferees and assigns.

          SECTION 21. RELEASE. Upon any sale, lease, transfer or other disposition of any item of Collateral in accordance with the terms of the Indenture, the Trustee will, at the Pledgor's expense, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; PROVIDED, HOWEVER, that (a) at the time of such request and such release no Default or Event of Default shall have occurred and be continuing, (b) the Pledgor shall have delivered to the Trustee, at least ten Business Days prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a form of release for execution by the Trustee and a certification by the Pledgor to the effect that the transaction is in compliance with the Indenture and as to such other matters as the Trustee may request and (c) the proceeds of any such sale, lease, transfer or other disposition required to be applied in accordance with Section 1012 of the Indenture shall be paid to, or in accordance with the instructions of, the Trustee at the closing of such sale, lease, transfer or other disposition.

          SECTION 22. SEPARABILITY CLAUSE. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 23. REINSTATEMENT. This Agreement shall continue to be effective or be reinstated if at any time any amount received by the Trustee or any Holder in respect of the Obligations is rescinded or must otherwise be restored or returned by the Trustee or any Holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Pledgor or upon the appointment of any receiver, intervenor, conservator, trustee or similar official for the Pledgor or any substantial part of its assets, or otherwise, all as though such payments had not been made.

          SECTION 24. GOVERNING LAW; TERMS. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York. Unless otherwise defined herein or in the Indenture, terms defined in Articles 8 and 9 of the Uniform Commercial Code as in effect in the State of New York are used herein as therein defined.

          SECTION 25. COUNTERPARTS. This Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

          IN WITNESS WHEREOF, the Pledgor and the Trustee have each caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                              PLEDGOR:

                              THE ALPINE GROUP, INC.



                              By:
                                  -------------------------------
                                  Title:

                              Notice Address:

                                   The Alpine Group, Inc.
                                   1790 Broadway
                                   New York, New York  10019

                              TRUSTEE:

                              MARINE MIDLAND BANK,
                                   as Trustee



                              By:
                                  -------------------------------
                                  Title:

                              Notice Address:

                                   Marine Midland Bank
                                   140 Broadway, 12th Floor
                                   New York, New York  10005

                                   SCHEDULE I


                                  PLEDGED STOCK


                                                                               Stock             Number          Percentage of
                                        Class of                            Certificate            of             Outstanding
           Stock Issuer                   Stock           Par Value            No(s)             Shares             Shares
           ------------                 --------          ---------         -----------          ------          -------------

Superior Telecommunications Inc.        Common        $.01 per share           No.2              1,000              100%
(f/k/a Superior Telec Inc.)


Adience, Inc.                            Common        $1.00 per share         No. 1               10                100%



                                    EXHIBIT A

                                PLEDGE AMENDMENT


        This Pledge Amendment, dated ________________, 19__, is delivered pursuant to Section 7 of the Pledge Agreement referred to below. The undersigned hereby pledges to the Trustee for its benefit and the ratable benefit of the Holders, and grants to the Trustee for its benefit and the ratable benefit of the Holders, a continuing first priority security interest in all of its right, title and interest in the Capital Stock listed below.

        The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement dated as of July 21, 1995 (the "Pledge Agreement"), between the undersigned and Marine Midland Bank, a New York banking corporation and trust company, Trustee, capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Pledge Agreement; and the Collateral listed on this Pledge Amendment shall be deemed to be part of the Collateral, and shall become part of the Collateral and shall secure all Obligations.


                              THE ALPINE GROUP, INC.



                              By:
                                 -----------------------------------------------
                              Name:
                              Title:


                                 PLEDGED SHARES

             Number of             Share
             Pledged               Certificate         Percentage of
Issuer       Shares                Numbers             Outstanding
------       ---------             -----------         -------------